EXHIBIT 99.2
Levitt Corporation
Consolidated Statements of Financial Condition — Unaudited
(In thousands, except share data)

	September 30,	December 31,
	2007	2006
Assets

Cash and cash equivalents	$35,733	48,391
Restricted cash	166	1,397
Inventory of real estate	580,104	822,040
Assets held for sale	85,727	48,022
Investment in Bluegreen Corporation	115,408	107,063
Property and equipment, net	35,556	32,377
Other assets	47,698	31,376

Total assets	$900,392	1,090,666

Liabilities and Shareholders’ Equity

Accounts payable, accrued liabilities and other	$86,124	84,324
Customer deposits	19,469	42,571
Current income tax payable	—	3,905
Liabilities related to assets held for sale	66,217	27,965
Notes and mortgage notes payable	524,097	503,610
Junior subordinated debentures	85,052	85,052

Total liabilities	780,959	747,427

Shareholders’ equity:
Preferred stock, $0.01 par value Authorized: 5,000,000 shares Issued and outstanding: no shares	—	—

Class A Common Stock, $0.01 par value Authorized: 150,000,000 and 50,000,000 shares, respectively Issued and outstanding: 18,616,665 and 18,609,024 shares, respectively	186	186

Class B Common Stock, $0.01 par value Authorized: 10,000,000 shares Issued and outstanding: 1,219,031 and 1,219,031 shares, respectively	12	12

Additional paid-in capital	187,648	184,401
(Accumulated deficit) retained earnings	(70,196)	156,219
Accumulated other comprehensive income	1,783	2,421

Total shareholders’ equity	119,433	343,239

Total liabilities and shareholders’ equity	$900,392	1,090,666

Levitt Corporation
Consolidated Statements of Operations — Unaudited
(In thousands, except per share data)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2007	2006	2007	2006
Revenues:
Sales of real estate	$122,824	130,939	389,486	387,140
Other revenues	1,449	1,782	5,063	5,515

Total revenues	124,273	132,721	394,549	392,655

Costs and expenses:
Cost of sales of real estate	275,340	104,520	559,842	312,228
Selling, general and administrative expenses	31,556	31,678	96,887	88,703
Other expenses	1,112	615	2,007	3,164

Total costs and expenses	308,008	136,813	658,736	404,095

Earnings from Bluegreen Corporation	4,418	6,923	7,519	9,026
Interest and other income	3,109	1,548	8,743	4,549

(Loss) income from continuing operations before income taxes	(176,208)	4,379	(247,925)	2,135

Benefit (provision) for income taxes	6,228	(1,399)	20,729	(583)

(Loss) income from continuing operations	(169,980)	2,980	(227,196)	1,552
Discontinued operations:
Income (loss) from discontinued operations, net of tax	812	(7)	917	24

Net (loss) income	$(169,168)	2,973	(226,279)	1,576

Basic (loss) earnings per common share:
Continuing operations	$(8.41)	0.15	(11.24)	0.08
Discontinued operations	0.04	—	0.05	—

Total basic (loss) earnings per common share	$(8.37)	0.15	(11.19)	0.08

Basic weighted average shares outstanding	20,220	20,214	20,218	20,213

Diluted (loss) earnings per common share:
Continuing operations	$(8.41)	0.14	(11.24)	0.07
Discontinued operations	0.04	—	0.05	—

Total diluted (loss) earnings per common share	$(8.37)	0.14	(11.19)	0.07

Diluted weighted average shares outstanding	20,220	20,221	20,218	20,219

Dividends declared per common share:
Class A common stock	$—	0.02	0.02	0.06
Class B common stock	$—	0.02	0.02	0.06

LEVITT CORPORATION
Summary of Selected Financial Data (unaudited)

	As of or for the
	Nine Months Ended		As of or for the Three Months Ended
(dollars in thousands, except share and per share data)	9/30/2007	9/30/2006	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006
Consolidated Operations:
Revenues from sales of real estate	$389,486	387,140	122,824	125,364	141,298	178,946	130,939
Cost of sales of real estate	$559,842	312,228	275,340	171,594	112,908	170,734	104,520

Margin (a)	$(170,356)	74,912	(152,516)	(46,230)	28,390	8,212	26,419
Earnings from Bluegreen Corporation	$7,519	9,026	4,418	1,357	1,744	658	6,923
Selling, general and administrative expenses	$96,887	88,703	31,556	33,017	32,314	30,633	31,678
Net (loss) income	$(226,279)	1,576	(169,168)	(58,087)	976	(10,740)	2,973

Basic (loss) earnings per share (b)	$(11.19)	0.08	(8.37)	(2.87)	0.05	(0.53)	0.15
Diluted (loss) earnings per share (b)	$(11.19)	0.07	(8.37)	(2.87)	0.05	(0.53)	0.14
Weighted average shares outstanding — basic	20,218	20,213	20,220	20,219	20,217	20,216	20,214
Weighted average shares outstanding -diluted	20,218	20,219	20,220	20,219	20,228	20,216	20,221

Dividends declared per common share	$0.02	0.06	—	—	0.02	0.02	0.02

Key Performance Ratios:
S, G & A expense as a percentage of total revenues	24.6%	22.6%	25.4%	26.0%	22.6%	16.9%	23.9%
Return on average shareholders’ equity, trailing 12 mos. (d)	(100.3%)	2.9%	(100.3%)	(20.4%)	(2.2%)	(2.6%)	2.9%
Ratio of debt to shareholders’ equity	510.0%	164.8%	510.0%	227.6%	185.4%	171.5%	164.8%
Ratio of debt to total capitalization	83.6%	62.2%	83.6%	69.5%	65.0%	63.2%	62.2%
Ratio of net debt to total capitalization	78.7%	55.3%	78.7%	62.9%	58.8%	58.0%	55.3%

Consolidated Balance Sheet Data:
Cash and cash equivalents	$35,733	65,231	35,733	61,618	60,550	48,391	65,231
Inventory of real estate	580,104	845,565	580,104	776,211	844,598	822,040	845,565
Investment in Bluegreen Corporation	115,408	106,045	115,408	109,658	108,615	107,063	106,045
Total assets	900,392	1,116,596	900,392	1,096,585	1,129,487	1,090,666	1,116,596
Total debt	609,149	582,374	609,149	654,093	639,190	588,662	582,374
Total liabilities	780,959	763,264	780,959	809,244	784,715	747,427	763,264
Shareholders’ equity	119,433	353,332	119,433	287,341	344,772	343,239	353,332

Homebuilding Division (e):
Revenues from sales of real estate	$380,046	357,486	122,224	123,653	134,169	143,233	122,637
Cost of sales of real estate	545,819	292,927	267,210	171,006	107,603	147,132	99,069

Margin (a)	$(165,773)	64,559	(144,986)	(47,353)	26,566	(3,899)	23,568
Margin percentage (c)	(43.6%)	18.1%	(118.6%)	(38.3%)	19.8%	(2.7%)	19.2%
Gross orders (units)	969	1,316	206	478	285	204	308
Gross orders ($)	$266,970	382,916	57,686	122,425	86,859	58,163	88,032
Cancellations (units)	470	282	157	187	126	122	112
Net orders (units)	499	1,034	49	291	159	82	196
Construction starts	725	1,405	236	235	254	277	483
Homes delivered	1,116	1,234	375	379	362	426	403
Average closing price of homes delivered (h)	$323	290	302	326	340	336	304
Backlog of homes (units)	631	1,592	631	957	1,045	1,248	1,592
Backlog of homes ($)	$197,404	554,589	197,404	297,832	359,029	438,240	554,589

Land Division (f):
Revenues from sales of real estate (i)	$3,451	29,660	757	1,917	777	40,118	8,302
Cost of sales of real estate (i)	811	17,497	256	483	72	25,165	4,760

Margin (a) (i)	$2,640	12,163	501	1,434	705	14,953	3,542
Margin percentage (c) (i)	76.5%	41.0%	66.2%	74.8%	90.7%	37.3%	42.7%
Acres sold	2	134	1	1	—	237	29
Inventory of real estate (acres) (g) (j)	6,717	7,109	6,717	6,870	6,871	6,871	7,109
Inventory of real estate ($)	$212,704	183,199	212,704	204,611	195,394	176,356	183,199
Backlog of land (acres) — Third parties	291	69	291	98	74	74	69
Backlog of land ($) — Third parties	$92,451	20,281	92,451	29,013	21,124	21,124	20,281

(a)	Margin is calculated as sales of real estate minus cost of sales of real estate. Homebuilding Division impairment charges included in cost of sales for the quarters ended December 31, 2006; March 31, 2007; June 30, 2007 and September 30, 2007; total $34.3 million, $282,000, $63.0 million and $154.3 million, respectively.

(b)	Diluted earnings (loss) per share takes into account the dilution in earnings (loss) we recognize from Bluegreen as a result of outstanding securities issued by Bluegreen that enable the holders thereof to acquire shares of Bluegreen’s common stock. In addition, it takes into account the dilutive effect of the Company’s stock options and restricted stock using the treasury stock method, if the Company had net income during the period indicated.The weighted average number of common shares outstanding in basic and diluted (loss) earnings per share for all prior periods presented have been retroactively adjusted for a number of shares representing a bonus element arising from the rights offering that closed at a higher price ($2.05) on October 1, 2007 than the offering price of $2.00 per share.

(c)	Margin percentage is calculated by dividing margin by sales of real estate.

(d)	Calculated by dividing net income (loss) by average shareholders’ equity. Average shareholders’ equity is calculated by averaging the equity balance at the end of the current period with the equity balance at the end of the same period in the prior year.

(e)	Backlog includes all homes subject to sales contracts.

(f)	Land sales to the Homebuilding Division represented $15.5 million of the total revenues and $4.6 million of margin from sales of real estate for the three months ended December 31, 2006. There were no land sales to the Homebuilding Division during 2007. These inter-segment transactions are eliminated in consolidation.

(g)	Estimated net saleable acres (subject to final zoning, permitting, and other governmental regulations / approvals).

(h)	Average closing price of homes delivered excludes lot sales and land sales in the Homebuilding Division.

(i)	Consists of land sales, look back fees and revenue recognition of previously deferred revenue associated with percentage of completion accounting.

(j)	Includes approximately 62 acres related to assets held for sale as of September 30, 2007.

LEVITT CORPORATION
Homebuilding Communities — Lot Inventory
As of: 9/30/07

		Sales	Planned	Closed		Sold	Net Units
Community	Location	Started	Units (a)	Units	Inventory	Backlog	Available

ACTIVE ADULT
Cascades — Estero	Ft. Myers, FL	2002	614	612	2	1	1
Cascades — Sarasota	Sarasota, FL	2003	453	370	83	19	64
Cascades — Groveland	Groveland, FL	2005	999	229	770	46	724
Cascades — River Hall	Ft. Myers, FL	2005	570	89	481	21	460
Cascades — Southern Hills	Brooksville, FL	2005	925	26	899	19	880
Cascades — World Golf Village	St. John’s County, FL	2005	444	231	213	66	147
Seasons — Laurel Canyon	Canton, GA	2005	724	193	531	62	469
Seasons — Tradition (b)	Port St. Lucie, FL	2005	1,200	89	1,111	69	1,042
Seasons — Lake Lanier	Cobb County, GA	2006	722	52	670	55	615
Seasons — Prince Creek	South Carolina	2006	460	86	374	100	274
Seasons — Seven Hills	Cobb County, GA	2006	730	—	730	3	727

Total Actively Selling Communities			7,841	1,977	5,864	461	5,403

Cascades — Grand Landings	Palm Coast, FL	TBD	416	—	416	—	416
Cascades — Bonita Springs	Bonita Springs, FL	TBD	445	—	445	—	445

Total Currently in Development			861	—	861	—	861

TOTAL ACTIVE ADULT INVENTORY			8,702	1,977	6,725	461	6,264

FAMILY
Avalon Park	Orlando, FL	2002	806	805	1	—	1
Hartwood Reserve	Clermont, FL	2004	325	291	34	20	14
Riomar	Sarasota, FL	2004	154	119	35	10	25
Jesup Reserve	Orlando, FL	2005	346	67	279	9	270
San Simeon I & II	Ft. Myers, FL	2005	219	122	97	2	95
Turtle Creek	Orlando, FL	2006	433	18	415	43	372
Various	Memphis, TN	Various	1,417	1,079	338	86	252

Total Actively Selling Communities			3,700	2,501	1,199	170	1,029

Magnolia Walk — Tradition SC (b)	Jasper County, SC	TBD	500	—	500	—	500
Waterstone — Seven Hills	Cobb County, GA	TBD	510	—	510	—	510
Reserve at Sanford	Orlando, FL	TBD	129	—	129	—	129
Various	Memphis, TN	TBD	549	—	549	—	549

Total Currently in Development			1,688	—	1,688	—	1,688

TOTAL FAMILY INVENTORY			5,388	2,501	2,887	170	2,717

TOTAL INVENTORY OWNED
Active Adult Communities			8,702	1,977	6,725	461	6,264
Family Communities			5,388	2,501	2,887	170	2,717

Total Properties Owned			14,090	4,478	9,612	631	8,981

PROPERTIES UNDER CONTRACT TO BE ACQUIRED (c)

Various			650	—	650	—	650

Active Adult Communities			650	—	650	—	650

Family Communities			—	—	—	—	-

Total Properties Under Contract			650	- -	650	- -	650

	Total Properties		14,740	4,478	10,262	631	9,631

(a)	Actual number of units may vary from original project plan due to engineering and architectural changes.

(b)	Acquired from Land Division

(c)	There can be no assurance that current property contracts will be consummated.

LEVITT CORPORATION
Land Development Properties
As of: 9/30/07

							$ Book	Acres Under
			Non-	Net		Saleable	value per	Contract	Saleable
		Total	Saleable	Saleable	Closed	Acres	Saleable	to Third	Acres
Project	Location	Acres	Acres (a)	Acres (a)	Acres	Remaining (c)	Acre ($000)	Parties (b)	Available (d)
Currently in Development

Tradition FL	St. Lucie County, FL	2,290	489	1,801	1,246	555		30	525
Tradition FL	St. Lucie County, FL	2,800	970	1,830	511	1,319		36	1,283
Tradition FL	St. Lucie County, FL	3,156	1,124	2,032	—	2,032		225	1,807
Tradition, FL	St. Lucie County, FL	8,246	2,583	5,663	1,757	3,906	31	291	3,615

Tradition SC	Jasper County, SC	5,390	2,417	2,973	162	2,811		—	2,811

Tradition, SC	Jasper County, SC	5,390	2,417	2,973	162	2,811	32	—	2,811

	Total Currently in Development	13,636	5,000	8,636	1,919	6,717	$32	291	6,426

(a)	Actual saleable acres may vary from original plan due to changes in zoning, project design, or other factors.

(b)	There can be no assurance that current property contracts will be consummated.

(c)	Includes approximately 62 acres related to assets held for sale as of September 30, 2007.

(d)	Saleable acres available for sale are approved for the following mix of use:

	Acres	Residential	Commercial
Project	Available	Units*	Sq. Ft.
Tradition, FL	3,615	11,000	6,350,000
Tradition, SC	2,811	8,500	1,500,000

Total	6,426	19,500	7,850,000

*	Based on current plans for these communities. Management does not expect to utilize the full residential density allowed by the existing entitlements.